EXHIBIT  I
                                  ----------

                    SCHEDULE  13G  JOINT  FILING  AGREEMENT

     The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

     (i) The undersigned and each other person executing this Agreement are individually eligible to use the Schedule 13G to which this Exhibit is attached and such Schedule 13G is filed on behalf of the undersigned and each other person executing this Agreement; and

     (ii) The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.


                           *     *     *     *     *

Date:  February  11,  2000         GOLDER, THOMA, CRESSEY, RAUNER FUND IV, L.P.

                                   By:     GTCR IV, L.P., its  General  Partner

                                   By:     GOLDER, THOMA, CRESSEY, RAUNER, INC.,
                                                its  General  Partner


                                   By:     /s/  Bruce  V.  Rauner
                                           ----------------------
                                   Name:   Bruce  V.  Rauner
                                   Title:  Principal


                                   GTCR  IV,  L.P.

                                   By:     GOLDER, THOMA, CRESSEY, RAUNER, INC.,
                                                its  General  Partner


                                   By:     /s/  Bruce  V.  Rauner
                                           ----------------------
                                   Name:   Bruce  V.  Rauner
                                   Title:  Principal


                                   GOLDER,  THOMA,  CRESSEY,  RAUNER,  INC.


                                   By:     /s/  Bruce  V.  Rauner
                                           ----------------------
                                   Name:   Bruce  V.  Rauner
                                   Title:  Principal